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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    December 18, 2001
                                                  ------------------------------


                     Structured Asset Securities Corporation
 -------------------------------------------------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-58562              74-2440858
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


 101 Hudson Street, Jersey City, New Jersey                      07302
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------


------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On December 18, 2001, a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C, Class D and Class E (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-58562) and sold to Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters in the form attached hereto as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Depositor from UBS Warburg Real Estate Investments Inc. ("UBSWREI") as seller pursuant to a Mortgage Loan Purchase Agreement (the "UBS/Depositor Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit 99.1, which agreement contains representations and warranties made by UBSWREI to the Depositor with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Depositor in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.    Description

1.1 Underwriting Agreement among Structured Asset Securities Corporation as seller and Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation as underwriters.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lend Lease Asset Management, L.P. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement between UBS Warburg Real Estate Investments as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation as purchaser.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 18, 2001


                                       STRUCTURED ASSET SECURITIES
                                           CORPORATION


                                           By:    /s/  Precilla G. Torres
                                                -------------------------------


                                                Name: Precilla G. Torres
                                                Title: Senior Vice President


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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:


Exhibit No.                                                                         Page No.
-----------                                                                         --------
1.1            Underwriting Agreement among Structured Asset Securities
               Corporation, as seller and Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation as underwriters.

4.1            Pooling and Servicing Agreement among Structured Asset Securities
               Corporation as depositor, First Union National Bank as master servicer, Lend Lease Asset Management, L.P. as special servicer,
               LaSalle Bank National Association as trustee and ABN AMRO Bank
               N.V. as fiscal agent.

99.1           Mortgage Loan Purchase Agreement between UBS Warburg Real Estate
               Investments Inc, as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation as purchaser.




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